UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148922	26-0690857
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

675 Almanor Ave Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 23, 2013 Amarantus BioScience Holdings, Inc. (the “Company”) announced the following inforamation via its Twitter account.

•	On Sept. 18th 2013 $AMBS CEO met with Becton Dickinson’s Custom Technology Team (CTT) accompanied by Corporate Advisor Dr. Adam Simon
•	The Sept. 18th meeting between Amarantus and Becton Dickinson’s Custom Technology Team went very well
•	Many important business & scientific topics were discussed including the current status of the assay, & ways to improve its marketability
•	The assay is currently performing very well, and BD expects to deliver the final report on this phase of the project in the next 2 weeks
•	BD's analytical performance report for the assay is awaiting final approval prior to distribution to Amarantus
•	Amarantus is evaluating its options for bringing LymPro to market
•	AMBS will focus on entering into agreements w/ top tier clinical sites to support LymPro clinical studies for AD & other indications

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

  Investors and others should note that we announce material financial information to our investors using our investor relations websites, press releases, SEC filings and public conference calls and webcasts. The Company intends to also use the following social media channels as a means of disclosing information about the Company, its services and other matters and for complying with its disclosure obligations under Regulation FD:

•	Amarantus Twitter Account (https://twitter.com/AmarantusBio)

•	Amarantus Facebook Page (https://www.facebook.com/amarantusbio)

•	Amarantus LinkedIn Page (http://www.linkedin.como/company/amarantus-biosciences)

•	Amarantus Google+ Page (https://plus.google.com/u/0/110152688579338796390/posts)

•	The Chairman’s Blog (http://www.thechairmansblog.com/gerald-commisiong)

The information disclosed under this Item 8.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these accounts and the blog, in addition to following the Company’s press releases. SEC filings and public conference calls and webcasts. This list may be updated from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Date: September 23, 2013	By:	/s/ Gerald E. Commissiong
Name: Gerald E. Commissiong
Title: Chief Executive Officer